SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

               February 23, 2009

Date of Report (Date of Earliest Event Reported)

Rancon Realty Fund V,

               A California Limited Partnership

(Exact name of registrant as specified in its charter)

               California

(State or Other Jurisdiction of Incorporation)

0-16467	33-0098488
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708

(Address of principal executive offices) (Zip Code)

               (650) 343-9300

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2009, but effective as of March 1, 2009, Rancon Realty Fund V, a California Limited Partnership (the “Partnership”), entered into the Fourth Amendment (the “Fourth Amendment”) to its Property Management and Services Agreement (the “Agreement”) with Glenborough, LLC, a Delaware limited liability company (“Glenborough”). The Fourth Amendment converts the term of the Agreement from a yearly term that automatically renews for successive one year periods (unless either party gives at least 120 days notice of termination) through December 31, 2013, to a fixed-term contract terminable upon the earlier to occur of December 31, 2015 or the completion of the sale of all of the real property assets of the Partnership. The Fourth Amendment also effects the following changes in the fees payable to Glenborough by the Partnership: (i) the “Asset and Partnership Services Fee” is reduced from $300,000 per year to $250,000 per year; (ii) the “Property Management Fee” is reduced from 3% of gross rental revenue to 2.5% of gross rental revenue; (iii) the fees payable for lease renewals are reduced from 2.5% of base rent to 2% of such amounts; and (iv) the “Sales Fee” that was previously paid to Glenborough until it expired on December 31, 2005 is being reinstated, but at a lower amount equal to 1% of all property sales, as opposed to the previous amount equal to 2% on improved property or 4% on unimproved property.

The full text of the Fourth Amendment is attached hereto as Exhibit 10.4. Also attached hereto, as Exhibits 10.1, 10.2 and 10.3, respectively, are the First Amendment, Second Amendment and Third Amendment to the Agreement, which have not previously been filed. The First Amendment, entered into on September 30, 2005, updates Exhibit A (property description) to the Agreement. The Second Amendment, entered into on December 1, 2005, provides that the management, administration and consulting services provided by Glenborough to the Partnership pursuant to the Agreement shall also be provided by Glenborough to the Partnership’s wholly owned subsidiaries. The Third Amendment, entered into on May 1, 2006, extends the term of the Agreement from a yearly term that automatically renews for successive one year periods through December 31, 2011 to a yearly term that automatically renews for successive one year periods through December 31, 2013 (subject in each case to either party’s right to terminate with at least 120 days notice). The foregoing summary of each Amendment is qualified in its entirety by reference to the full text of such Amendment, which is attached hereto as an Exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit 10.1

First Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough Properties, L.P., as predecessor to Glenborough, LLC, effective as of September 30, 2005

Exhibit 10.2

Second Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough Properties, L.P., as predecessor to Glenborough, LLC, effective as of December 1, 2005

Exhibit 10.3

Third Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough Properties, L.P., as predecessor to Glenborough, LLC, effective as of May 1, 2006

Exhibit 10.4	Fourth Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough, LLC, effective as of March 1, 2009

___________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REALTY FUND V,

a California limited partnership

By: Rancon Financial Corporation, its General Partner

Date: February 26, 2009	By:	/s/ Daniel L. Stephenson

Daniel L. Stephenson

President

Date: February 26, 2009	By: /s/ Daniel L. Stephenson Daniel L. Stephenson its General Partner

EXHIBIT INDEX

Exhibit 10.1

First Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough Properties, L.P., as predecessor to Glenborough, LLC, effective as of September 30, 2005

Exhibit 10.2

Second Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough Properties, L.P., as predecessor to Glenborough, LLC, effective as of December 1, 2005

Exhibit 10.3

Third Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough Properties, L.P., as predecessor to Glenborough, LLC, effective as of May 1, 2006

Exhibit 10.4	Fourth Amendment to Property Management and Services Agreement, by and between Rancon Realty Fund V, a California limited partnership, and Glenborough, LLC, effective as of March 1, 2009